UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 29, 2008

G&K Services, Inc.
(Exact name of registrant as specified in its charter)

Minnesota	0-4063	41-0449530
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
5995 Opus Parkway, Minnetonka, Minnesota	55343
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (952) 912-5500

NOT APPLICABLE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02     Results of Operations and Financial Condition

On April 29, 2008, G&K Services, Inc. issued a press release announcing its financial results for the fiscal quarter ended March 29, 2008. A copy of the press release is furnished as Exhibit 99.1 to this report. The press release contains a non-GAAP financial measure which is the organic industrial rental growth rate. The organic growth rate is calculated using industrial rental revenues, adjusted for foreign currency exchange rate differences and revenues from newly acquired locations. Management believes that by eliminating the impact of the U.S.-Canadian exchange rate and the effects of the company’s recent business acquisitions, the organic growth rate better reflects the growth of the company’s existing industrial rental business and is therefore useful in analyzing the company’s overall financial condition and the results of its operations.

The information in this Item 2.02 and Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended.

Item 9.01     Financial Statements and Exhibits

                      (c)       Exhibits.

                                 99.1       Press Release dated April 29, 2008 (furnished)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

G&K SERVICES, INC.
(Registrant)

Date:	April 29, 2008	By:	/s/ Jeffrey L. Wright
		Name:	Jeffrey L. Wright
		Title:	Senior Vice President and Chief Financial
Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated April 29, 2008